THE MALAYSIA FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Ronald E. Robison
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

U.S. INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

MALAYSIAN INVESTMENT ADVISER
Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200
Kuala Lumpur, Malaysia

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

SEMI-ANNUAL REPORT

MORGAN STANLEY

THE MALAYSIA FUND, INC.

JUNE 30, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC
INVESTMENT ADVISER

THE MALAYSIA FUND, INC.
OVERVIEW

LETTER TO SHAREHOLDERS

For the six months ended June 30, 2001, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -8.67% compared to -10.98% for the Kuala Lumpur Stock Exchange Composite Index expressed in U.S. dollars (the "Index"). For the period from the Fund's commencement of operations on May 4, 1987 through June 30, 2001 the Fund's cumulative total return, based on net asset value per share, was -24.55% compared to 0.88% for the Index. On June 30, 2001 the closing price of the Fund's shares on the New York Stock Exchange was $3.50, representing a 19.0% discount to the Fund's net asset value per share.

MARKET REVIEW

The Malaysian market started on a positive note during the first half of 2001, with a strong market rally in January. The April announcement of the removal of the 10% exit levy on repatriated profits was a positive surprise but the improvement on sentiment was short-lived. Fears of an impending ringgit depreciation, flagging trade surplus and heightened political risk resulted in a sell-down. The several rounds of interest rate cuts in the U.S. failed to spur the market. The largest three stocks, by market capitalization - Tenaga Nasional, Telekom Malaysia and Malayan Banking, underperformed the Index during the first half of 2001.

Economic numbers for the country painted a mixed picture. The Malaysian economy expanded by a higher than expected year-on-year growth of 3.2% in the first quarter of the year, driven mostly by public spending. However, the growth was still weaker than fourth quartar 2000's growth of 6.5%. Growth momentum was expected to remain weak, although the possibility of a technical recession appeared remote. Meanwhile, the April trade surplus widened by 35% to 4.6 billion ringgits on the back of a 10.5% fall in imports and a 5% decline in exports. The cumulative trade surplus for the first four months of the year stood at 18.3 billion ringgits, representing a year-on-year decline of 8%. On the other hand, industrial production declined by 0.3% in April, bringing the four-month cumulative industrial production growth to 2.9%.

Malaysian foreign reserves with the central bank fell to U.S. $25.9 billion in the month of May, down U.S.$4 billion from the beginning of the year and by U.S.
$8.1 billion twelve months ago.   Malaysia began to see capital outflow in May
2000 when foreign reserves also started to fall.

Corporate earnings released during the period were generally disappointing, leading to several rounds of downward earnings revision by analysts. The banking sector faced the risk of rising non-performing loans as the weak market conditions made it difficult for the Corporate Debt Restructuring Committee to restructure several large-sized loans, which have not been recognized as non-performing by the banks.

MARKET OUTLOOK

The government's insistence that the ringgit will not be repegged has brought some calm back to the market. However, the uncompetitive currency will likely force export-oriented companies to adjust their selling prices, leading to a reduction in export earnings. This may have a significant negative impact on the economy as exports are an important contributor to growth. Fiscal spending could mitigate some of the fall in export earnings but the lag effect from such infrastructure spending means that the economy and corporate earnings are expected to be lackluster in the near term.

OTHER DEVELOPMENTS

As noted in the Fund's first quarter report, the Fund's financial report presents our new format. If you have any questions or comments on the report please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726. We appreciate your continued support.

The securities mentioned are provided for informational purposes only and should not be considered a recommendation to purchase or sell the securities. The Fund is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

Sincerely,

/s/ Ronald E. Robison
-----------------------
Ronald E. Robison
PRESIDENT AND DIRECTOR

July 2001

THE MALAYSIA FUND, INC.
JUNE 30, 2001 (UNAUDITED)

INVESTMENT SUMMARY
HISTORICAL INFORMATION

                                                    TOTAL RETURN (%)
                      -----------------------------------------------------------------------------
                                MARKET VALUE(1)        NET ASSET VALUE(2)             INDEX(3)
                      -----------------------------------------------------------------------------
                                        AVERAGE                  AVERAGE                     AVERAGE
                         CUMULATIVE      ANNUAL     CUMULATIVE    ANNUAL    CUMULATIVE        ANNUAL
                         ----------     -------     ----------   -------    ----------      -------
Year to Date               -6.67%         --           -8.67%      --         -10.98%          --
One Year                  -27.27        -27.27%       -25.39     -25.39%      -27.40        -27.40%
Five Year                 -76.95        -25.43        -75.23     -24.35       -65.04        -18.96
Ten Year                  -52.12         -7.10        -46.41      -6.05       -28.28         -3.27
Since Inception*          -38.87         -3.41        -24.55      -1.97         0.88          0.06

Past performance is not predictive of future performance.

[CHART]

RETURNS AND PER SHARE INFORMATION

                                                                                                                              SIX
                                                                YEAR ENDED DECEMBER 31,                                      MONTHS
                                       ------------------------------------------------------------------------------------   ENDED
                                                                                                                             JUNE 30
                                  1991    1992      1993      1994     1995   1996       1997    1998      1999      2000      2001
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share        $13.55   $16.28    $27.32     18.57  $18.58  $19.29     $5.04    $3.02     $5.62    $4.73  $4.32
------------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share           $11.75   $16.25    $28.00    $17.38  $17.00  $17.50     $6.56    $4.00     $7.06    $3.75  $3.50
------------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)               -13.3%    -0.2%      2.5%     -6.4%   -8.5%   -9.3%     30.2%    32.5%     25.6%   -20.7% -19.0%
-----------------------------------------------------------------------------------------------------------------------------------
Income Dividends                 $ 0.07      --     $ 0.16    $ 0.02     --     --        --      $0.03       --     $0.11    --
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions        --        --     $ 1.13    $ 3.59  $ 0.84  $ 2.82     $0.51     --        --        --     --
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)               9.80%   20.15%    98.28%+  -18.87%   4.33%  19.93%   -72.89%  -39.70%    86.09%   -14.04%  8.67%
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)              9.13%   20.19%    92.60%   -19.66%   3.05%  25.12%   -68.71%  -29.61%    98.04%   -16.33% -10.98%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Kuala Lumpur Stock Exchange (KLSE) Composite Index (the "Index") is a broad based capitalization weighted index of 100 stocks listed on the exchange. The Fund's return based on net asset value per share and the Index's return, expressed in U.S. dollars, for 1998 were adjusted in reaction to the imposition of capital controls by the Malaysian government during September 1998. During February 1999, the adjustment was removed to reflect the relaxation of these capital controls.
*   The Fund commenced operations on May 4, 1987.
+ This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY
ALLOCATION OF TOTAL INVESTMENTS

[CHART]

-------------------------------------
Equity Securities             98.2%
Short-Term Investments         1.8
-------------------------------------

INDUSTRIES

[CHART]


----------------------------------------------
Banks                                  16.8%
Electric Utilities                     10.2
Food Products                           9.4
Diversified Telecommunication Services  7.9
Tobacco                                 7.1
Semiconductor Equipment & Products      5.0
Marine                                  4.8
Diversified Financials                  4.4
Media                                   4.2
Wireless Telecommunications Services    4.2
Other                                  26.0
---------------------------------------------

TEN LARGEST HOLDINGS


                                                PERCENT OF
                                                NET ASSETS
---------------------------------------------------------------
 1. Malayan Banking Bhd                            9.1%
 2. Telekom Malaysia Bhd                           7.9
 3. British American Tobacco (Malaysia)Bhd         7.1
 4. Tenaga Nasional Bhd                            5.6
 5. Nestle (Malaysia) Bhd                          5.3
 6. Public Bank Bhd                                4.8%
 7. Malaysian International Shipping Bhd           4.8
 8. Public Finance Bhd (Foreign)                   4.4
 9. Digi.com Bhd                                   4.2
10. IOI Corp. Bhd                                  4.1
                                                  -----
                                                  57.3%
                                                  -----

THE MALAYSIA FUND, INC.
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                   SHARES      VALUE
                                               (000)
----------------------------------------------------
MALAYSIAN COMMON STOCKS(96.9%)
(Unless otherwise noted)
====================================================
AUTO COMPONENTS(0.8%)
  AIC Corp. Bhd                   93,000     $    97
  APM Automotive Holdings Bhd    554,550         255
----------------------------------------------------
                                                 352
====================================================
AUTOMOBILES(2.9%)
  Tan Chong Motor Holdings Bhd 3,686,000       1,212
====================================================
BANKS(16.8%)
  Commerce Asset Holding Bhd     771,000       1,217
  Malayan Banking Bhd          1,417,000       3,841
  Public Bank Bhd              3,433,300       2,024
----------------------------------------------------
                                               7,082
====================================================
BEVERAGES(2.7%)
  Carlsberg Brewery (Malaysia)   415,000         988
    Bhd
  Guinness Anchor Bhd            181,000         144
----------------------------------------------------
                                               1,132
====================================================
CONSTRUCTION MATERIALS(1.0%)
  Malayan Cement Bhd           1,563,000         411
====================================================
DIVERSIFIED FINANCIALS(4.4%)
  Public Finance Bhd (Foreign) 2,222,000       1,859
====================================================
DIVERSIFIED TELECOMMUNICATION SERVICES(7.9%)
  Telekom Malaysia Bhd         1,444,000       3,344
====================================================
ELECTRIC UTILITIES(10.2%)
  Malakoff Bhd                   434,000       1,039
  Tenaga Nasional Bhd          1,024,000       2,358
  YTL Power International Bhd  1,274,200         899
----------------------------------------------------
                                               4,296
====================================================
FOOD PRODUCTS(9.4%)
  IOI Corp. Bhd                2,480,000       1,729
  Nestle (Malaysia) Bhd          421,000       2,216
----------------------------------------------------
                                               3,945
====================================================
GAS UTILITIES(2.7%)
  Petronas Gas Bhd               783,000       1,144
====================================================
HOTELS RESTAURANTS & Leisure(4.1%)
  Genting Bhd                    425,200         979
  Tanjong plc                    435,000         733
----------------------------------------------------
                                               1,712
====================================================
INDUSTRIAL CONGLOMERATES(0.5%)
  Malaysian Resources
    Corp. Bhd                   693,000(a)       199
====================================================
INSURANCE(2.1%)
  MAA Holdings Bhd               872,000    $    886
====================================================
IT CONSULTING & Services(2.1%)
  Computer Systems
    Advisers Bhd                 464,000         885
====================================================
MARINE(4.8%)
  Malaysian International
    Shipping Bhd                 736,000       1,346
  Malaysian International
    Shipping Bhd (Foreign)       373,000         668
----------------------------------------------------
                                               2,014
====================================================
MEDIA(4.2%)
  Nanyang Press Holdings Bhd     496,000         679
  Star Publications (Malaysia)
    Bhd                          483,000       1,093
----------------------------------------------------
                                               1,772
====================================================
REAL ESTATE(1.7%)
  Selangor Properties Bhd      1,782,000         713
====================================================
SEMICONDUCTOR EQUIPMENT & Products(5.0%)
  Malaysian Pacific Industries
    Bhd                          427,000       1,483
  Unisem (Malaysia) Bhd          302,000         604
----------------------------------------------------
                                               2,087
====================================================
SPECIALTY RETAIL(2.3%)
  Courts Mammoth Bhd           1,169,000(a)      972
====================================================
TOBACCO(7.1%)
  British American
    Tobacco (Malaysia) Bhd       329,000       3,009
====================================================
WIRELESS TELECOMMUNICATION SERVICES(4.2%)
  Digi.com Bhd                 1,205,000(a)    1,760
====================================================
TOTAL COMMON STOCKS
  (Cost $40,277)                              40,786
====================================================
                                    FACE
                                  AMOUNT
                                   (000)
----------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN(1.8%)
  Malaysian Ringgit
  (Cost $767)             MYR      2,913         767
====================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS

                                               Value
                                               (000)
----------------------------------------------------
Total Investments(98.7%)
  (Cost $41,044)                          $  41,553
====================================================
                                  Amount
                                   (000)
====================================================
OTHER ASSETS (1.9%)
====================================================
 Receivable for Investments
    Sold                       $    634
 Dividends Receivable               171

  Other                               12         817
====================================================
LIABILITIES (-0.6%)
 Payable For:
    Shareholder Reporting
      Expenses                      (37)
    Directors' Fees and
      Expenses                      (33)
    Professional Fees               (31)
    U.S. Investment Advisory
      Fees                          (30)
    Malaysian Investment
      Advisory Fees                 (25)
    Custodian Fees                  (24)
    Administrative Fees             (15)
  Other Liabilities                 (62)        (257)
====================================================
NET ASSETS (100%)
 Applicable to 9,738,015, issued and
    outstanding $ 0.01 par value shares
    (20,000,000 shares authorized)         $  42,113
====================================================
NET ASSET VALUE PER SHARE                  $    4.32
====================================================
AT JUNE 30, 2001, NET ASSETS
CONSISTED OF:
  Common Stock                             $      97
  Paid-in Capital                            120,789
  Undistributed Net Investment Income            267
  Accumulated Net Realized Loss              (79,549)
  Unrealized Appreciation on Investments an
    Foreign Currency Translations                509
====================================================
TOTAL NET ASSETS                          $   42,113
====================================================
(a) - Non-income producing.
====================================================
June 30, 2001, EXCHANGE RATE:
----------------------------------------------------
MYR    Malaysian Ringgit            3.800=U.S. $1.00
----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

THE MALAYSIA FUND, INC.
FINANCIAL STATEMENTS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2001
                                                                                 (UNAUDITED)
STATEMENT OF OPERATIONS                                                             (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME

    Dividends (net of $22 of foreign taxes withheld)                                   $    830
    Interest                                                                                  8
------------------------------------------------------------------------------------------------
      Total Income                                                                          838
================================================================================================
EXPENSES
    U.S. Investment Advisory Fees                                                           194
    Malaysian Investment Advisory Fees                                                       54
    Administrative Fees                                                                      50
    Professional Fees                                                                        47
    Custodian Fees                                                                           21
    Shareholder Reporting Expenses                                                           15
    Transfer Agent Fees                                                                      11
    Other Expenses                                                                           22
------------------------------------------------------------------------------------------------
        Total Expenses                                                                      414
================================================================================================
        Net Investment Income                                                               424
================================================================================================
NET REALIZED LOSS ON:
    Investments                                                                          (1,794)
================================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
    Investments                                                                          (2,537)
------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation               (4,331)
================================================================================================
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $(3,907)
================================================================================================


                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2001            YEAR ENDED
                                                                                    (UNAUDITED)         DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                                      (000)                   (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income                                                             $        424            $         256
  Net Realized Gain (Loss)                                                                (1,794)                   1,519
  Change in Unrealized Appreciation/Depreciation                                          (2,537)                  (9,430)
--------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                      (3,907)                  (7,655)
 -------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                                                                       --                     (908)
  In Excess of Net Investment Income                                                          --                     (157)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                           --                   (1,065)
--------------------------------------------------------------------------------------------------------------------------
Total Decrease                                                                            (3,907)                  (8,720)
--------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period                                                                     46,020                   54,740
--------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income/ (distributions
    in excess of) $ 267 and $(157), respectively)                                   $     42,113            $      46,020
==========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

SELECTED PER SHARE DATA AND RATIOS

                                   SIX MONTHS
                                      ENDED                              YEAR ENDED DECEMBER 31,
                                  JUNE 30, 2001 ----------------------------------------------------------------------------
                                    (UNAUDITED)          2000            1999          1998           1997            1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                $    4.73    $     5.62      $     3.02    $     5.04     $    19.29     $     18.58
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                0.04          0.03            0.01          0.01           0.02           (0.04)
Net Realized and Unrealized Gain
 (Loss) on Investments                     (0.45)        (0.81)           2.59         (2.00)        (13.76)           3.57
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment
      Operations                           (0.41)        (0.78)           2.60         (1.99)        (13.74)           3.53
----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                      --          (0.09)           --           (0.03)          --               --
  In Excess of Net Investment
    Income                                   --          (0.02)           --           (0.00)#         --               --
  Net Realized Gains                         --            --             --            --             --             (2.82)
  In Excess of Net Realized Gains            --            --             --            --            (0.51)            --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                      --          (0.11)           --           (0.03)         (0.51)          (2.82)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $    4.32     $    4.73      $     5.62    $     3.02     $     5.04     $     19.29
============================================================================================================================
PER SHARE MARKET VALUE, END OF         $    3.50     $    3.75      $     7.06    $     4.00     $     6.56     $     17.50
  PERIOD
============================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                             (6.67)%      (45.77)%         76.56%       (38.66)%       (61.09)%         18.92%
  Net Asset Value (1)                      (8.67)%      (14.04)%         86.09%+      (39.70)%+       (72.89)%         19.93%
============================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(THOUSANDS)                            $  42,113    $   46,020      $   54,740    $   29,400     $   49,048     $   187,762
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
   Assets                                   1.90%*        1.78%           2.24%         2.32%          1.35%           1.29%
Ratio of Net Investment Income
  (Loss) to Average Net Assets              1.95%*        0.44%           0.27%         0.31%          0.14%          (0.18)%
Portfolio Turnover Rate                        7%           21%             37%          124%           107%             50%
----------------------------------------------------------------------------------------------------------------------------

*   Annualized
#   Amount is less than $0.01
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the per formance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+ During the period from September 1998 to February 1999, the Fund adjusted its net asset value in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the Fund's net asset value was again modified to reflect the relaxation of these capital controls. The result of such adjustment was a decrease to the total return in 1998 and an increase to the total return in 1999.

    The accompanying notes are an integral part of the financial statements.

THE MALAYASIA FUND, INC
JUNE 30, 2001 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

     The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION:In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES:It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     All of the Fund's dividends from Malaysian equity securities are subject to Malaysian tax. This tax is shown as foreign taxes withheld on the Statement of Operations. Effective September 21, 1999, Malaysia enacted a 10% tax on repatriated profits for new capital invested in the country. In addition, all securities purchased after September 21, 1999 were subject to a 10% levy on gains realized on sales of such securities. In May 2001, Malaysia abolished the tax on repatriated profits and realized gains on sales of securities purchased after September 21, 1999.

3. REPURCHASE AGREEMENTS:The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currency are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes. Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to U.S. dollars.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES:The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when- issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS:Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS:Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a pay ment to the counterparty, respectively. Total return swaps aremarked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES:The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING:Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange- traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2001, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10. OTHER:Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million. Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Investment Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million.

C. ADMINISTRATOR: The Chase Manhattan Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.20% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million. In addition, the Fund is charged certain out of pocket expenses by the Administrator.

D. CUSTODIAN: Chase serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended June 30, 2001, the Fund made purchases and sales totaling $3,307,000 and $2,935,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2001, the U.S. Federal income tax cost basis of securities was $41,044,186 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $509,000, of which $6,078,000 related to appreciated securities and $5,569,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $76,539,000 available to offset future capital gains of which $8,137,000 will expire on December 31, 2005, $65,683,000 will expire on December 31, 2006 and $2,719,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2000, the Fund deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $656,000.

A significant portion of the Fund's net assets consist of Malaysian equity securities and foreign currency. Future economic and political developments in Malaysia could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2001, the deferred fees payable, under the Plan, totaled $33,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

F.   SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 14, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
 1. To elect the following Directors:
                                    VOTES IN     VOTES
                                    FAVOR OF    AGAINST
                                    --------    -------
Ronald E. Robison                   4,781,181   498,293
Gerard E. Jones                     4,778,814   500,660
Barton M. Biggs                     4,779,563   499,911
William G. Morton, Jr.              4,779,316   500,158
John A. Levin                       4,779,971   499,503

THE MALAYSIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

    The Malaysia Fund, Inc.
    Boston Equiserve
    Dividend Reinvestment Unit
    P.O. Box 1681
    Boston, MA 02105
    1-800-730-6001

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